                                                                  EXHIBIT 99.2



                      SETTLEMENT AND TERMINATION AGREEMENT

         THIS SETTLEMENT AND TERMINATION AGREEMENT (the "Agreement") is entered into as of May 21, 2003, by and between Cannon Express, Inc. (the "Company"), and CFOex, Inc. ("CFOex"). Arizona Diversified Equity, LLC ("ADE") and John Pacheco ("Pacheco") join for the purposes of the release described in Section 4, below. Bruce W. Jones ("Jones"), James T. Schnoes ("Schnoes") and Calvin R. Turner, Jr. ("Turner," and CFOex, Turner, Jones and Schnoes are collectively referred to herein as the "CFOex Group") join for purposes of approving the cancellation of Cannon Options (as defined below), for purposes of representations and warranties related to the Cannon Options and for purposes of the releases set forth in Section 4 below. Dean and Rose Marie Cannon (collectively, the "Cannons") join for purposes of the release set forth in
Section 4 below.

                                    PREMISES

         WHEREAS, the Company and CFOex have entered into that certain Letter Agreement (the "Letter Agreement"), dated as of July 23, 2002, and as amended as of August 17, 2002, pursuant to which CFOex and certain individual members of the CFOex Group have provided certain executive management services to the Company, on the terms and conditions set forth in the Letter Agreement;

         WHEREAS, CFOex has transferred certain of the Cannon Options to Jones, Schnoes and Turner, but not to any persons or entitles other than the individual members of the CFOex Group;

         WHEREAS, there has been proposed that the Cannons, the principal stockholders and members of the board of directors of the Company, intend to sell all of the shares of common stock of the Company beneficially owned by them to ADE pursuant to a Stock Purchase Agreement, of even date herewith (the "Stock Purchase Agreement");

         WHEREAS, the Company and CFOex Group desire to reach certain agreements with respect to the Letter Agreement, including without limitation, the reclassification of the services to be rendered by the CFOex Group to the Company and the relationship between the CFOex Group and the Company during the balance of the term of the Letter Agreement, the compensation and consideration to be received by the CFOex Group under the provisions of the Letter Agreement and the contemplated termination of the Letter Agreement, to reflect their mutual understanding of the parties in light of the transactions contemplated by the Stock Purchase Agreement;

         WHEREAS, the parties to this Agreement desire to grant certain releases to and among each other, to the extent set forth in this Agreement; and

         WHEREAS, the parties intend and believe that it is in their best interests to enter into this Agreement and the other agreements contemplated herein.

                                    AGREEMENT

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

         1. At the closing of the transactions contemplated by the Stock Purchase Agreement (the "Purchase Closing"), the individual members of the CFOex Group shall resign in all capacities as executive officers and employees of the Company and the obligations and duties of the CFOex Group to the Company set forth under the provisions of the Letter Agreement under the sections entitled "CFOex's Role" and "CFOex's Proposed Actions" shall terminate, except to the extent set forth and as modified in this Agreement. As a professional courtesy to assist in the transition during the two-week period (the "Transition Period") following the date of the Purchase Closing (the "Purchase Closing Date"), each of individual members of the CFOex Group shall make himself available to and assist and cooperate with the Company and its management during reasonable business hours and at the premises of the Company during the Transition Period, if requested, to provide consulting services to the Company for the purpose of effecting the transition of business operations to new management and in the preparation and filing of its periodic reports, as required under the Securities Exchange Act of 1934, as amended, in a timely manner. Notwithstanding anything to the contrary herein, the board of directors of the Company shall have the authority and discretion to reduce or limit, but not to increase, the transitional involvement of the CFOex Group, but any such reduction or limitation shall not affect the payment obligations of the Company to the CFOex Group hereunder. The Company shall reimburse CFOex for all reasonable out-of-pocket expenses, including travel expenses, incurred in assisting the Company in the Transition Period, but in no event shall such expense reimbursement exceed $2,500 per week, without prior approval by the Board of Directors of the Company. On or before two Business Days (as defined below) following the end of the Transition Period, CFOex shall submit a final, itemized expense report, which shall be promptly reimbursed by the Company as set forth in the Letter Agreement.

         2. In consideration for all of the transactions contained herein, including the termination of the Letter Agreement, the releases and the cancellation of all of the options (the "Cannon Options") granted to CFOex to purchase up to 1,500,000 shares of common stock of the Company, as contemplated by the Letter Agreement, the Company shall pay to CFOex (or as otherwise directed in writing by all of the CFOex Group) the sum of $450,000 (less the $50,000 payment due in May 2003 to CFOex under the Letter Agreement (the "May Payment"), if paid prior to the Purchase Closing) in two installments. The first installment of $150,000 (less the May Payment, if made) shall be paid on or before the Purchase Closing Date. The second installment of $300,000 shall be payable on or before the first anniversary of the Purchase Closing. However, in the event that, following the Purchase Closing, the Company or a Subsidiary of the Company shall complete either: (i) a merger, reorganization, share exchange, consolidation with or the acquisition of all or substantially all of the assets of a third party (other than a Subsidiary of the Company), or (ii) a traditional financing of equity securities of the Company resulting in gross proceeds of not less than $3,000,000 to the Company, then the $300,000 payable under this
Section 2 shall be accelerated to the tenth day following the closing date of such transaction (as such closing date shall be announced by the Company in a Company press release or the Company's periodic reports filed with the Securities and Exchange Commission), if such date shall be a day on which banks are not required or authorized to close in Los Angeles, California (a "Business Day"), and if not, then on the immediately following Business Day. A payment shall be deemed delivered on a due date if a check or other negotiable instrument with good funds shall be deposited in the United States mails by registered or certified mail, postage prepaid, or with a nationally recognized courier service, or a wire transfer shall be transmitted on such due date to CFOex. CFOex Group represents and warrants that CFOex has been reimbursed in full for all expenses incurred by CFOex under the Letter Agreement through May 16, 2003. On or before two Business Days following the Purchase Closing Date, CFOex shall submit a final, itemized expense report for expenses incurred from May 16, 2003 through the Purchase Closing, which shall be promptly reimbursed by the Company as set forth in the Letter Agreement, but in no event shall such expense reimbursement exceed $2,500 per week, without prior approval by the Board of Directors of the Company. Except as expressly set forth herein, each of CFOex Group agrees and acknowledges that each of CFOex Group shall have no right or entitlement to any other fees, expenses, compensation, reimbursement or consideration under the Letter Agreement, and in particular, each of CFOEx Group shall not be entitled to any fees, expenses, compensation, reimbursement or consideration in connection with the Purchase Closing. Notwithstanding anything herein to the contrary, the Indemnification provisions of the Letter Agreement shall survive the termination of the Letter Agreement in accordance with their terms and conditions. For purposes of this Agreement, the term Subsidiary when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

         3. Each of CFOex Group represents and warrants (which representations and warranties shall be true and correct at the Purchase Closing): (a) CFOex or the individual members of the CFOex Group are the owners, beneficially and of record, of all the Cannon Options, free and clear of any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, security interest, lien (statutory or other) or preference, equity, option, charge, limitation on voting rights, right to receive dividends, dissenters' or appraisal rights, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing), (b) each of CFOex Group has full power to deliver his or its respective Cannon Options hereby to the Company for cancellation without obtaining the consent or approval of any other person, (c) none of CFOex Group has transferred (except among the members of the CFOex Group) or exercised any of the Cannon Options, and (d) the Cannon Options constitute all of the securities of the Company beneficially owned by any or all of the CFOex Group.

         4. Subject to and conditional on the Purchase Closing:

         (a) In consideration of the terms and conditions of this Agreement, and subject to the Closing, the Company, hereby fully and forever releases and discharges each of CFOex Group, and, his or its respective parents, subsidiaries, directors, officers, stockholders, members, partners, attorneys, accountants, employees, agents, successors, assigns, heirs, legatees, nominees and representatives, and each of them, of and from all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, obligations, expenses and compensation of any nature whatsoever in law or in equity, known and unknown, including, but not limited to, those asserted or which could have been asserted against each other with respect to all claims, disputes and differences between them; PROVIDED, HOWEVER, that this release shall not extend in any way to any attorneys, accountants or other providers of professionals services (excluding the members of the CFOex Group) who shall also have provided such legal or accounting services to the Company or such other professionals who shall have provided such other professional services directly to the Company.

                  (b) In consideration of the terms and conditions of this Agreement, and subject to the Closing, each of ADE and Pacheco, hereby fully and forever releases and discharges each of CFOex Group, and, his or its respective parents, subsidiaries, directors, officers, stockholders, members, partners, attorneys, accountants, employees, agents, successors, assigns, heirs, legatees, nominees and representatives, and each of them, of and from all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, obligations, expenses and compensation of any nature whatsoever in law or in equity, known and unknown, including, but not limited to, those asserted or which could have been asserted against each other with respect to all claims, disputes and differences between them.

                  (c) In consideration of the terms and conditions of this Agreement, and subject to the Closing, each of the Cannons, hereby fully and forever releases and discharges each of CFOex Group, and, his or its respective parents, subsidiaries, directors, officers, stockholders, members, partners, attorneys, accountants, employees, agents, successors, assigns, heirs, legatees, nominees and representatives, and each of them, of and from all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, obligations, expenses and compensation of any nature whatsoever in law or in equity, known and unknown, including, but not limited to, those asserted or which could have been asserted against each other with respect to all claims, disputes and differences between them.

                  (d) In  consideration  of the  terms  and  conditions  of this
Agreement, and subject to the Closing, each of CFOex Group, hereby fully and forever releases and discharges the Company and, its parents, subsidiaries, directors, officers, stockholders, members, partners, attorneys, accountants, employees, agents, successors, assigns, heirs, legatees, nominees and representatives, and each of them, of and from all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, obligations, expenses and compensation of any nature whatsoever in law or in equity, known and unknown, including, but not limited to, those asserted or which could have been asserted against each other with respect to all claims, disputes and differences between them, other than the executory provisions to pay the fees, expenses (the reimbursement of such expenses subject to the obligations of CFOex

Group to provide the expense reimbursement reports described in such Sections 1 and 2) and other amounts expressly set forth in Sections 1 and 2 of this Agreement.

                  (e) In consideration of the terms and conditions of this Agreement, and subject to the Closing, each of CFOex Group, hereby fully and forever releases and discharges ADE and Pacheco, and, his or its parents, subsidiaries, directors, officers, stockholders, members, partners, attorneys, accountants, employees, agents, successors, assigns, heirs, legatees, nominees and representatives, and each of them, of and from all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, obligations, expenses and compensation of any nature whatsoever in law or in equity, known and unknown, including, but not limited to, those asserted or which could have been asserted against each other with respect to all claims, disputes and differences between them.

                  (f) In consideration of the terms and conditions of this Agreement, and subject to the Closing, each of CFOex Group, hereby fully and forever releases and discharges each of the Cannons, and, his or her parents, subsidiaries, directors, officers, stockholders, members, partners, attorneys, accountants, employees, agents, successors, assigns, heirs, legatees, nominees and representatives, and each of them, of and from all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, obligations, expenses and compensation of any nature whatsoever in law or in equity, known and unknown, including, but not limited to, those asserted or which could have been asserted against each other with respect to all claims, disputes and differences between them.

         5. The Company agrees to provide director and officer liability insurance coverage to those members of the CFOex Group who shall have been the subject of such coverage prior to the Purchase Closing, comparable to the extent of such coverage afforded to the directors and officers of the Company as of the date of this Agreement, for a period of one year following the Purchase Closing.

         6.

         (a) The Company represents and warrants to CFOex that neither it, nor any of its respective officers, directors, agents or employees has employed any investment banker, broker or finder, or incurred any liability to any third party, for any brokerage fees, commissions or finders' fees, in connection with the transactions contemplated by this Agreement. The Company agrees to indemnify CFOex against any claims by any such investment banker, broker, finder or third party for any commission, brokerage or finder's fee or other similar fee arising as a result of this Agreement or the transactions contemplated hereby, based upon any agreement or understanding between the Company and such investment banker, broker, finder or third party.

         (b) Each of CFOex Group represents and warrants to the Company that neither any of them, nor any of their respective officers, directors, agents or employees has employed any investment banker, broker or finder, or incurred any liability to any third party, for any brokerage fees, commissions or finders' fees, in connection with the transactions contemplated by this Agreement. Each of CFOex Group agrees to indemnify the Company against any claims by any such investment banker, broker, finder or third party for any commission, brokerage or finder's fee or other similar fee arising as a result of this Agreement or the transactions contemplated hereby, based upon any agreement or understanding between any of CFOex Group and such investment banker, broker, finder or third party; PROVIDED, HOWEVER, that with respect to the individual members of the CFOex Group, the liability of such individual shall be limited to the respective amount of aggregate proceeds received under this Agreement by each such individual either directly from the Company or indirectly from CFOex.

         7. This Agreement shall be subject to the unanimous approval of the Board of Directors or a duly authorized subcommittee consisting of the independent members of the Board of Directors of the Company prior to the Purchase Closing, shall only be effective at the Purchase Closing and shall be void in the event of the termination of the Stock Purchase Agreement.

         8. All capitalized terms not defined in this Agreement shall have the meanings set forth in the Letter Agreement.

         9. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein.

         10. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The parties hereto, and their respective successors and assigns, are hereby authorized to rely upon the signature of each person and entity on this letter, which are delivered by facsimile, as constituting a duly authorized, irrevocable, actual, current delivery of this letter with original ink signatures of each such person and entity.

         11. All notices that are required or may be given pursuant to this Agreement must be in writing and delivered personally, by a recognized courier service, by a nationally recognized courier service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section
11):

If to the Company, to:                 Cannon Express, Inc.
                                       1457 Robinson Street
                                       Springdale, Arkansas 72765
                                       Telephone no. (479) 751-9209
                                       Facsimile no. (479) 750-4826

If to ADE or Pacheco, to:              Arizona Diversified Equity, LLC
                                       765 The Camelback Esplanade
                                       2525 East Camelback Road
                                       Phoenix, Arizona 85016
                                       Attention: John W. Pacheco
                                       Telephone no. (602) 381-6660
                                       Facsimile no. (602) 381-6661

With copies to:                        Luce, Forward, Hamilton & Scripps LLP
                                       11755 Wilshire Boulevard
                                       Suite 1600
                                       Los Angeles, California 90025
                                       Attention: Jeffrey P. Berg, Esq.
                                       Telephone no. (310) 481-5200
                                       Facsimile no.  (310) 481-5206

If to CFOex Group, to:                 CFOex, Inc.
                                       401 Henley Street
                                       Suite 300, Mezzanine Level
                                       Knoxville, Tennessee 37902
                                       Attention: Bruce W. Jones
                                       Chief Executive Officer
                                       Telephone no. (865) 522-5755
                                       Facsimile no.  (865) 522-5758

With copies to:                        Baker, Donelson, Bearman & Caldwell, P.C.
                                       211 Commerce Street
                                       Suite 1000
                                       Nashville, Tennessee 37201
                                       Attention: Bruce Doeg, Esq.
                                       Telephone no. (615) 726-5600
                                       Facsimile no.  (615) 744-5722

If to the Cannons, to:                 Dean Cannon
                                       Rose Marie Cannon
                                       1457 Robinson Street
                                       Springdale, Arkansas 72765
                                       Telephone no. (479) 750-3249
                                       Facsimile no. (479) ___-____

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and entered into as of the date first above

                      ("CFOex Group")
                      CFOEX, INC


                      By: /s/ Bruce W. Jones
                         ------------------------------
                           Bruce W. Jones
                           President

                      /s/ Calvin R. Turner, Jr.
                      ---------------------------------
                      Calvin R. Turner, Jr.

                      /s/ James T. Schnoes
                      ---------------------------------
                      James T. Schnoes

                      /s/ Bruce W. Jones
                      ---------------------------------
                      Bruce W. Jones

                      ("ADE")
                      Arizona Diversified Equity, LLC
                      a Nevada limited liability company

                      By:  Nevada Diversified Equity, LLC
                           a Nevada limited liability company
                           Its Managing Member

                           By: American Building Management Corporation
                               a Nevada corporation
                               Its Managing Member

                               /s/ John W. Pacheco
                               ---------------------------
                               By:  John W. Pacheco, President

                      ("Pacheco")

                      /s/ John W. Pacheco
                      ---------------------------------
                      John W. Pacheco


                    [ADDITIONAL SIGNATURES ON FOLLOWING PAGE]

                     [ADDITIONAL SIGNATURES FROM PRIOR PAGE]

                                          ("Cannons")

                                           /s/ Dean G. Cannon
                                           ---------------------------------
                                           Dean G. Cannon

                                           /s/ Rose Marie Cannon
                                           ---------------------------------
                                           Rose Marie Cannon


                                           ("Company") CANNON EXPRESS,
                                           INC.

                                           /s/ Duane Wormington
                                           ------------------------------------
                                           By: Duane Wormington
                                           Its: Chief Financial Officer